UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2007

Cole Credit Property Trust II, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51963	20-1676382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2555 East Camelback Road, Suite 400, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

The Board of Directors of Cole Credit Property Trust II, Inc. has authorized a daily distribution of $0.00191781 per share for stockholders of record as of the close of business on each day of the period commencing on July 1, 2007 and ending on September 30, 2007. The payment date for each of the daily distributions for each day of the period commencing on July 1, 2007 and ending on July 31, 2007 will be in August 2007. The payment date for each of the daily distributions for each day of the period commencing on August 1, 2007 and ending on August 31, 2007 will be in September 2007. The payment date for each of the daily distributions for each day of the period commencing on September 1, 2007 and ending on September 30, 2007 will be in October 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 20, 2007	COLE CREDIT PROPERTY TRUST II, INC.
	By:	/s/ Blair D. Koblenz
	Name:	Blair D. Koblenz
	Title:	Executive Vice President and Chief Financial Officer